UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 2, 2004

IMPAX LABORATORIES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-27354	65-0403311

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

30381 Huntwood Avenue
Hayward, CA 94544
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 476-2000
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Item 9. Regulation FD Disclosure

     On August 2, 2004, Impax Laboratories, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company’s Abbreviated New Drug Application for Metformin HCI Extended Release Tablets, 500 mg, its generic version of Glucophage XR®. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impax Laboratories, Inc.
Date: August 2, 2004
By: /s/ Cornel C. Spiegler

Cornel C. Spiegler
Chief Financial Officer